UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 28, 2024

Eagle Pharmaceuticals, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-36306	20-8179278
(State or other jurisdiction of	(Commission File Number)	(IRS Employer Identification No.)
incorporation)

50 Tice Boulevard, Suite 315 Woodcliff Lake, NJ	07677
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (201) 326-5300

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock (par value $0.001 per share)	EGRX	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.05	Costs Associated with Exit or Disposal Activities.

On February 28, 2024, the Board of Directors of Eagle Pharmaceuticals, Inc. (the “Company”) approved a plan designed to improve operational efficiencies and realign the Company’s sales and marketing expenditures (the “Realignment Plan”).

The Realignment Plan is expected to reduce the Company’s current workforce by approximately 36%. Substantially all affected employees are currently dedicated to or primarily supporting the commercialization of Byfavo, Barhemsys and Ryanodex. The Company intends to utilize a reduced team dedicated to these products in addition to resources from the Company’s oncology sales team to continue the commercialization of Byfavo, Barhemsys and Ryanodex. Affected employees will be offered separation benefits, including severance payments and healthcare coverage assistance, and certain remaining employees may receive retention awards. The Company is initiating implementation of the Realignment Plan effective immediately.

The final costs, charges and expenditures relating to the Realignment Plan will not be known until all related activities have been completed. The Company estimates that it will incur approximately $3.5 million in cash charges in connection with the Realignment Plan, consisting of (i) approximately $3.1 million in cash-based expenses related to employee severance payments and healthcare coverage assistance and related costs and (ii) approximately $0.4 million in retention cash-based benefits.

The Company expects that the majority of the above estimated charges related to the Realignment Plan will be recorded in the first quarter of 2024 and that the execution of the Realignment Plan will be substantially complete during the first quarter of 2024, with related cash-payments substantially complete by the end of fiscal year 2024. In addition, in connection with the preparation of the Company’s 2023 financial statements, the Company is performing an impairment analysis over certain long-lived assets and inventory, which may result in the Company recording non-cash impairment charges.

The estimates of the costs, charges and expenditures that the Company expects to incur in connection with the Realignment Plan, and the timing thereof, are preliminary estimates based on the Company’s current expectations and are subject to a number of assumptions, and actual amounts and results may differ materially from such estimates. In addition, the Company may incur other costs, charges, expenditures, impairments and other impacts not currently contemplated due to unanticipated events that may occur, including in connection with the implementation of the Realignment Plan.

Forward-Looking Statements

This current report on Form 8-K contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, as amended, and other securities law. Forward-looking statements are statements that are not historical facts. Words and phrases such as “anticipated,” “forward,” “will,” “would,” “could,” “may,” “intend,” “remain,” “potential,” “prepare,” “expected,” “believe,” “plan,” “seek,” “continue,” “estimate,” and similar expressions are intended to identify forward-looking statements. These statements include, but are not limited to, statements with respect to: statements regarding expectations related to the Realignment Plan, including estimated costs, charges and expenditures, impairments and the timing and financial impacts thereof, and the expected timing of the implementation and completion of the Realignment Plan and any associated costs, charges, expenditures and impairments; the Company’s expectations with respect to operational efficiencies and reduction of expenditures, including the Company’s plan to utilize a reduced team dedicated to Byfavo, Barhemsys and Ryanodex in addition to resources from the Company’s oncology sales team to continue the commercialization of Byfavo, Barhemsys and Ryanodex. All of such statements are subject to certain risks and uncertainties, many of which are difficult to predict and generally beyond the Company’s control, that could cause actual results to differ materially from those expressed in, or implied or projected by, the forward-looking information and statements. Such risks and uncertainties include, but are not limited to: potential impediments to the Company’s ability to execute the Realignment Plan or related initiatives as currently contemplated; the effect the Realignment Plan may have on the business relationships and operating results of the Company; the extent to which the Realignment Plan may disrupt the current plans and operations of the Company; the ability of the Company to successfully utilize other resources to market and sell Byfavo, Barhemsys and Ryanodex; the possibility that the actual costs, charges, expenditures and other impacts in implementing the Realignment Plan or related initiatives are higher than anticipated and that there are changes to the assumptions on which the estimated costs, charges and expenditures associated with the Realignment Plan or related initiatives are based; the possibility that sales of the Company’s products will be negatively impacted by the Realignment Plan and that the Company’s product sales and revenue could decrease; the Company’s ability to achieve projected cost savings in connection with the Realignment Plan or related initiatives; unintended consequences from the Realignment Plan or related initiatives that impact the Company’s business; the completion of the review and preparation of the Company’s financial statements and internal control over financial reporting and disclosure controls and procedures and the timing thereof; the discovery of additional information; further delays in the Company’s financial reporting, including as a result of unanticipated factors; the Company’s ability to comply with its obligations under its credit agreement; the possibility that the Company will be unable to regain compliance with, or thereafter continue to comply with, the Nasdaq Listing Rules, or experience violations of additional Nasdaq Listing Rules; the possibility that the Nasdaq may delist the Company’s securities; the Company’s ability to remediate material weaknesses in its internal control over financial reporting; the Company’s ability to recruit and hire a new Chief Executive Officer; the impacts of the post- COVID-19 environment and geopolitical factors such as the conflicts between Russia and Ukraine and Gaza and Israel; delay in or failure to obtain regulatory approval of the Company’s or its partners’ product candidates and successful compliance with Federal Drug Administration, European Medicines Agency and other governmental regulations applicable to product approvals; changes in the regulatory environment; the uncertainties and timing of the regulatory approval process; whether the Company can successfully market and commercialize its products; the success of the Company's relationships with its partners; the outcome of litigation; the strength and enforceability of the Company’s intellectual property rights or the rights of third parties; competition from other pharmaceutical and biotechnology companies and competition from generic entrants into the market; unexpected safety or efficacy data observed during clinical trials; clinical trial site activation or enrollment rates that are lower than expected; the risks inherent in drug development and in conducting clinical trials; risks inherent in estimates or judgments relating to the Company’s critical accounting policies, or any of the Company’s estimates or projections, which may prove to be inaccurate; unanticipated factors in addition to the foregoing that may impact the Company’s financial and business projections and guidance and may cause the Company’s actual results and outcomes to materially differ from its estimates, projections and guidance; and those risks and uncertainties identified in the “Risk Factors” sections of the Company’s Annual Report on Form 10-K for the year ended December 31, 2022, filed with the Securities and Exchange Commission (the “SEC”) on March 23, 2023, the Company’s Quarterly Reports on Form 10-Q for the quarter ended March 31, 2023, filed with the SEC on May 9, 2023, and for the quarter ended June 30, 2023, filed with the SEC on August 8, 2023, and its other subsequent filings with the SEC. Readers are cautioned not to place undue reliance on these forward-looking statements. All forward-looking statements contained in this current report on Form 8-K speak only as of the date on which they were made. Except to the extent required by law, the Company undertakes no obligation to update such statements to reflect events that occur or circumstances that exist after the date on which they were made.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: February 29, 2024	EAGLE PHARMACEUTICALS, INC.

By:	/s/ Brian Cahill
Brian Cahill
Chief Financial Officer